Exhibit 10.1
JAG Media Holdings, Inc.
6865 S.W. 18th Street, Suite B13
Boca Raton, FL 33433
June 15, 2007
Cryptometrics, Inc.
73 Main Street
Tuckahoe, NY 10707

Re:	Agreement Amending Merger Agreement Among JAG Media Holdings, Inc. (“JAG Media”), Cryptometrics Acquisition, Inc. (“Cryptometrics Acquisition”), Cryptometrics, Inc. (“Cryptometrics”), Robert Barra, Michael Vitale, Karlen & Stolzar, Thomas J. Mazzarisi and Stephen J. Schoepfer (collectively, the “Parties”) dated as of January 24, 2007, as Further Amended by those Certain Agreements Among the Parties dated as of February 26, 2007, April 2, 2007, April 20, 2007, May 11, 2007 and May 18, 2007 (“Merger Agreement Amendment”)
Gentlemen:
This will confirm our understanding regarding the following changes to the Merger Agreement Amendment, which have been authorized by the directors of JAG Media, Cryptometrics Acquisition and Cryptometrics:
1. The Closing Date set forth in the first sentence of paragraph 8 of the Merger Agreement Amendment is hereby changed to July 16, 2007.
2. The Automatic Termination Date of June 15, 2007 set forth in the first sentence of paragraph 9 of the Merger Agreement Amendment is hereby changed to July 16, 2007.
3. The fifteen (15) day restriction regarding the release of the Merger Documents from escrow set forth in subparagraph 10. (D) of the Merger Agreement Amendment is hereby changed to ten (10) days.
All defined terms used in this agreement, which are not otherwise defined herein shall have the meaning ascribed to them in the Merger Agreement Amendment. Except as otherwise set forth in this agreement, the Merger Agreement Amendment and the Merger Agreement shall remain unchanged and in full force and effect.
If the foregoing accurately reflects your understanding of our agreement regarding the above matter, please indicate your agreement and acceptance by signing in the appropriate space below and returning a fully executed and dated copy of this agreement to the undersigned.

Cryptometrics, Inc.
June 15, 2007
Page -2-

Sincerely yours,	AGREED AND ACCEPTED:
JAG MEDIA HOLDINGS, INC.	CRYPTOMETRICS ACQUISITION, INC.

By: /s/ Thomas J. Mazzarisi	By: /s/ Thomas J. Mazzarisi
Name: Thomas J. Mazzarisi	Name: Thomas J. Mazzarisi
Title: Chairman & CEO	Title: President
Date: June 15, 2007	Date: June 15, 2007

AGREED AND ACCEPTED: CRYPTOMETRICS, INC.	The undersigned is signing this agreement solely in its capacity as “Escrow Agent” pursuant to the provisions of paragraph 10 of the Merger Agreement Amendment

By: /s/ Robert Barra	KARLEN & STOLZAR, LLP
Name: Robert Barra
Title: Co-CEO	By: /s/ Michael I. Stolzar
Date: June 15, 2007	Name: Michael I. Stolzar
Title: Partner
Date: June 15, 2007

/s/ Robert Barra Robert Barra Dated: June 15, 2007	The undersigned are signing this agreement only with respect to their obligations set forth in paragraph 12 of the Merger Agreement Amendment

/s/ Thomas J. Mazzarisi
Thomas J. Mazzarisi
Dated: June 15, 2007
/s/ Michael Vitale
Michael Vitale
Dated: June 15, 2007
/s/ Stephen J. Schoepfer
Stephen J. Schoepfer
Dated: June 15, 2007